UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2010
__________

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26585	54-1811721
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

100 N. Wilkes-Barre Blvd. 4th Floor Wilkes-Barre, PA (Address of principal executive offices)		18702 (Zip code)

Registrant’s telephone number, including area code: (570) 822-6277

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 25, 2010, Efrem Gerszberg, the President and a Director of George Foreman Enterprises, Inc. (the "Company") sent an e-mail to the Company stating that he was resigning effective February 28, 2010. The Company did not receive (open) the e-mail until March 1, 2010.  Mr. Gerszberg's decision was not based on any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 2, 2010

GEORGE FOREMAN ENTERPRISES, INC.

By:	/s/ Jeremy Anderson
Name: Jeremy Anderson
Title: Chief Financial Officer